CLAIMS Mark Beachy

OUR BUSINESS Severity driven Complex multi-party litigation Litigious/liberal jurisdictions Multi-faceted coverage forms Aggressive plaintiff bar

THE FOUR P’S People Processes Payout Principles • Specialized training • Deep expertise • Strategic staffing • Claim triage • Data advantage • Teamwork • Responsiveness • Partnerships • Resolution focused • Data & analytics • Pay what we owe

OUR PEOPLE 49 Employees 45% of Liability Examiners have JD 6 Former Paralegals Average of 14 Years Industry Experience

SPECIALIZATION BY LINES Casualty Lines Professional Lines Property Lines • Construction • General Casualty • Small Business • Energy • Environmental • Life Sciences • Products Liability • Excess Casualty • Aspera – Commercial • Professional Liability • Health Care • Allied Health • Management Liability • Public Entity • Aspera – Personal • Inland Marine • Commercial Property (Primary & Excess)

PAYOUT Span of control. Limited reserve & settlement authority. Management approval on coverage & payment matters.Pay what we owe. Nothing more, nothing less.

PAYOUT: SHORTENING THE CLAIM CYCLE RESOLUTION FOCUSED Claims Investigation/ Evaluation Time to Resolve Litigation End to end thinking – understand & be confident about the coverage & value of the claim • Fair & prompt settlement • Disputed & denied claims • Settlements, dispositive motions & voluntary dismissal • Trial

PROCESSES: CLAIMS TRIAGE DEEP EXPERTISE THROUGH SPECIALIZATION Construction Defect Right Touch Coverage • Continuous & ongoing damage over multiple policy periods • Organized by states • High volume, lower severity property damage claims • Speed & efficiency reduces claim cycle • In-house experts on coverage & forms • Advice & counsel on jurisdictional nuances

PRINCIPLES Teamwork Timeliness Responsiveness Reward the Doers Unparallel Partnerships

INFORMATION TECHNOLOGY Diane Schnupp

Technology is a core competency for efficiency, accuracy, service, and data Efficiency Accuracy Service Data KINSALE CORE COMPETENCY Technology is a core competency for:

IT STRATEGY Develop our core systems as a value-added business differentiator Hire and retain top talent Enable smart company growth

• Purposeful, planned guidelines • High level • Cross team alignment • Foundational enablers Source: SAFe | Scaled Agile Framework • Quickly evolving architecture • Self-organized team • Incremental approach Intentional Architecture Emergent Design Reconcile INNOVATION ACCELERATED

Auto- Populate 3rd Party Data Workflow Automation Increase & Automate Channels Bind & issue policy Receive a submission Triage & assess risk Price the risk & quote Broker input & approval UNDERWRITING OPPORTUNITIES

Investigate Claim & Coverage Auto- Populate 3rd Party Data Letter Templates Workflow Automation Manage & Resolve Claim Receive Loss Notice Triage Claim Decision Claim & Notify Claimant CLAIMS OPPORTUNITIES

Corporate Business & IT Strategies EA Strategic Business Imperatives Business Domains & Architecture Enterprise Architecture Technology Ecosystem TARGET STATE APPROACH

UNDERWRITING Brian Haney

Life Sciences Environmental UNDERWRITING PropertyProfessional Lines Specialty Casualty CasualtyUnderwriting Operations Aspera

STATE OF THE MARKET

OUR APPROACH 100% Excess & Surplus Lines Small-to-Medium Sized Risks Individual Risk Underwriting Superior Systems & Data Significant Expense Ratio Advantage Subject Matter Experts

HOW WE ARE DIFFERENT Rewarding the Doers No Delegated Underwriting One Location, in Person Contrarian Underwriting Tailored Coverage

AREAS OF FOCUS Customer Service Product Development Using Technology to Boost Productivity Training & Development

CASUALTY Stuart Winston

CASUALTY $0 $100,000,000 $200,000,000 $300,000,000 $400,000,000 $500,000,000 $600,000,000 2018 2019 2020 Kinsale Casualty Construction 31% Small Business 31% General Casualty 10% Excess Casualty 28% 2020 YEAR-END CASUALTY GROSS WRITTEN PREMIUM BY DIVISION YEAR-END GROSS WRITTEN PREMIUM

CONSTRUCTION $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 $100,000,000 2018 2019 2020 $50.9M GWP $71.0M GWP $87.2M GWP YEAR-END GROSS WRITTEN PREMIUM

CONSTRUCTION TOP CLASSES Painting Contractors Fire Protection Services Carpentry Contractors Roofing Contractors Residential & Commercial Subcontractors

GENERAL CASUALTY $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 $17.6M GWP $23.3M GWP $29.2M GWP YEAR-END GROSS WRITTEN PREMIUM

GENERAL CASUALTY TOP CLASSES Mobile Home Parks Amusement Parks Security Agencies Apartments Condominiums/Townhome Associations

SMALL BUSINESS $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 2018 2019 2020 $63.2M GWP $44.4M GWP $83.3M GWP YEAR-END GROSS WRITTEN PREMIUM

SMALL BUSINESS CONSTRUCTION TOP CLASSES Stucco/Plastering Contractors Plumbing Contractors Roofing Contractors Carpentry Contractors Subcontractors

SMALL BUSINESS GENERAL CASUALTY TOP CLASSES Warehouses/Office Buildings Apartments Commercial Properties (Lessors Risk Only) Real Estate Development Property Truckers General Liability

EXCESS CASUALTY $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 2018 2019 2020 $76.7M GWP YEAR-END GROSS WRITTEN PREMIUM $37.4M GWP $51.2M GWP

EXCESS CASUALTY TOP CLASSES Emerging Products Roofing Contractors Subcontractors Apartments Security Guards

CASUALTY MARKET OPPORTUNITIES CONSTRUCTION DIVISION • Tightening in residential construction market. • Dislocation in construction defect states. • Increased exposures due to inflation in labor charges & material costs. SMALL BUSINESS DIVISION • Carriers are pulling out of certain states. • Contract binding markets are tightening appetites. • Tightening in various general casualty segments. GENERAL CASUALTY DIVISION • Non-renewals or sizable rate increases from many of our competitors. • Entertainment market has lost multiple programs in the last year. • Competition from delegated authority/binding markets. EXCESS CASUALTY DIVISION • Capacity being cut by competition. • Increased layering opportunities. • Shifts in the habitational market.

INNOVATION New Products New Processes 3rd Party Data DRIVING CULTURE, GROWTH, AND PROFITABILITY

PROPERTY Ashlee Randall, CPCU, ASLI, AU, AIS

WHAT MAKES UP PROPERTY? WHAT MAKES KINSALE’S PROPERTY SEGMENT DIFFERENT? Inland Marine Small Property Commercial Property

MARKET TRENDS CAPACITY • Capacity is being restricted, deductibles increased, and coverage reduced • Capital is still robust • Increasing reinsurance costs VALUES • Undervalued buildings • Shortage of building materials and labor • Inflation UNDERSTANDING THE PROPERTY MARKET

MARKET TRENDS PERILS/CATASTROPHE • CAT exposed properties are seeing double digit renewal increases. • Unexpected perils: • Wildfire • Riots • Freezing • Reaction to large area specific events: • Southeast windstorms • Florida condo collapse UNDERSTANDING THE PROPERTY MARKET

MANAGING TRENDS Leverage data • Modeling • Peril tracking Focus on where we excel • Small • Tough to place • Individual account underwriting • Technology Aggregate management • Managing locations • Diversification Understand your exposure • Pictures • Valuations

COMMERCIAL PROPERTY $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 2018 2019 2020 $29.1M GWP $51.8M GWP $9.2M GWP YEAR-END GROSS WRITTEN PREMIUM

COMMERCIAL PROPERTY OFFERINGS ExcessPrimaryGround up

COMMERCIAL PROPERTY Everyone offers these coverages, how do we stand apart?

COMMERCIAL PROPERTY HABITATIONAL INDUSTRIAL WOOD PRODUCTS RETAIL & REAL ESTATE BROAD APPETITE GOVERNMENT SERVICES FOOD/ANIMAL PROCESSING WAREHOUSING

COMMERCIAL PROPERTY MIX & MATCH COVERAGES FIRE (ALL OTHER PERILS) WINDSTORM EARTHQUAKE/ EARTH MOVEMENT FLOOD

COMMERCIAL PROPERTY Targeting the Tough Accounts Technology Customer Service Market Opportunity

SMALL PROPERTY MISSING PIECE Quoting the property piece alongside our small account focused casualty units. QUICK TURN AROUND We’re able to provide brokers the fast service they’ve become accustomed to from Kinsale. PREVIOUS EXPERIENCE Focusing on small accounts where Kinsale excels

SMALL PROPERTY APPETITE Even on the small accounts we are still targeting the tough to place risks! • Up to $2.5M Total Insured Value • Ground-up Light Manufacturing Vacant Buildings Retail Healthcare Facilities

INLAND MARINE $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 2018 2019 2020 $3.5M GWP $6.9M GWP $2.0M GWP YEAR-END GROSS WRITTEN PREMIUM

INLAND MARINE TOP CLASSES Contractors Equipment Builder’s RiskMotor Truck Cargo

INLAND MARINE • Our most diversified division with multiple lines of coverage available. • Fast response time – fast quotes, fast responses. • Crafting coverage to each insured. • Not afraid of accounts with losses or in tough jurisdictions. THE DIFFERENCE

KINSALE PROPERTY THE DIFFERENCE Technology Customer Service Tough Risks Small Accounts

SPECIALTY CASUALTY Brendan McMorrow

SPECIALTY CASUALTY Energy Environmental Life Sciences Products Liability DIVISIONS

SPECIALTY CASUALTY $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 $100,000,000 2018 2019 2020 YEAR-END GROSS WRITTEN PREMIUM $52.3M GWP $64.7M GWP $94.9M GWP

PRODUCTS LIABILITY DIVISION IMPORTERS, DISTRIBUTORS, MANUFACTURERS OF CONSUMER & INDUSTRIAL PRODUCTS Consumer Electronics Machinery & Equipment Firearms Recreational & Sporting Goods Emerging Products

PRODUCTS LIABILITY DIVISION $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 $40,000,000 $45,000,000 2018 2019 2020 $20.0M GWP $26.3M GWP $38.3M GWP YEAR-END GROSS WRITTEN PREMIUM

LIFE SCIENCES DIVISION MEDICAL PRODUCT MANUFACTURERS, DISTRIBUTORS, WHOLESALERS Dietary Supplements Durable Medical Equipment & Devices Health & Beauty Products Biologics Pharmaceuticals

LIFE SCIENCES DIVISION $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 YEAR-END GROSS WRITTEN PREMIUM $14.5M GWP $17.8M GWP $31.0M GWP

ENERGY DIVISION OIL & GAS, RENEWABLE ENERGY, MINING & POWER Oil & Gas Service Contractors Manufacturers Pipeline Owners & Operators Power Distribution Energy Exploration & Production

ENERGY DIVISION YEAR-END GROSS WRITTEN PREMIUM PRIMARY COVERAGE ONLY $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 $16,000,000 $18,000,000 2018 2019 2020 $15.6M GWP $15.4M GWP $17.0M GWP

ENVIRONMENTAL DIVISION OPERATIONS OR PRODUCTS THAT MAY IMPACT THE ENVIRONMENT Waterproofing Contractors Lead/Asbestos Abatements Mold Remediation Disaster Response Contractors

ENVIRONMENTAL DIVISION $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2018 2019 2020 YEAR-END GROSS WRITTEN PREMIUM $2.2M GWP $5.2M GWP $8.6M GWP

SPECIALTY CASUALTY • Small accounts • Programs closing • Excess capacity reductions PRODUCTS DIVISION • Emerging products • Firearms LIFE SCIENCES DIVISION • Virus test kits • Personal protective equipment ENVIRONMENTAL DIVISION • Disinfectant contractors • Waterproofing contractors ENERGY DIVISION • Renewable energy • New ventures STATE OF THE MARKET & OPPORTUNITIES

PROFESSIONAL LINES Pat Dalton

PROFESSIONAL LINES DIVISIONS Allied Health Health Care Professional Liability Public Entity Management Liability

Allied Health 38% Health Care 8% Management Liability 24% Public Entity 3% Professional Liability 27% 2020 YEAR-END PROFESSIONAL LINES GROSS WRITTEN PREMIUM BY DIVISION PROFESSIONAL LINES

PROFESSIONAL LINES $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 2018 2019 2020 $48.6M GWP $65.4M GWP $99.3M GWP YEAR-END GROSS WRITTEN PREMIUM

ALLIED HEALTH TEAM, COVERAGES & APPETITE Outpatient Medical Facilities Social Service Agencies Residential Care Facilities • 14 member team • General Liability & Professional Liability

ALLIED HEALTH $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 $40,000,000 2018 2019 2020 $16.8M GWP $24.0M GWP $37.6M GWP YEAR-END GROSS WRITTEN PREMIUM

HEALTH CARE TEAM, COVERAGES & APPETITE • 6 member team • Professional Liability for Medical Malpractice exposures Dentists Mid-Level Providers Physicians & Surgeons Group Practitioners

HEALTH CARE $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2018 2019 2020 $6.0M GWP$5.7M GWP $7.7M GWP YEAR-END GROSS WRITTEN PREMIUM

PROFESSIONAL LIABILITY TEAM, COVERAGES & APPETITE Lawyers Architects & Engineers Insurance Agents Accountants • 10 member team • Errors & Omissions coverage for non- medical professionals

PROFESSIONAL LIABILTIY $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 2018 2019 2020 $16.7M GWP $20.0M GWP YEAR-END GROSS WRITTEN PREMIUM $27.0M GWP

MANAGEMENT LIABILITY TEAM, COVERAGES & APPETITE Construction Firms Bars, Taverns & Restaurants Manufacturing Operations Law Firms • 7 member team • Employment Practices Liability (EPL) • Directors & Officers – private & nonprofit (D&O) • Educators Legal Liability

MANAGEMENT LIABILITY $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 2018 2019 2020 $8.2M GWP $14.8M GWP $24.1M GWP YEAR-END GROSS WRITTEN PREMIUM

PUBLIC ENTITY TEAM, COVERAGES & APPETITE Police Departments Public Schools Colleges & Universities Governing Authorities • 2 member team • Public Officials with Employment Practices Liability • Educator’s Legal Liability • Law Enforcement Liability

PUBLIC ENTITY $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 2018 2019 2020 $0.6M GWP $1.2M GWP $3.0M GWP YEAR-END GROSS WRITTEN PREMIUM

PROFESSIONAL LINES STATE OF THE MARKET & OPPORTUNITIES ALLIED HEALTH • Aging society • We are NOW in the game • Taking more shots HEALTH CARE • Competitors are pulling back • Firming market • Opportunistic with tight terms and fair premium PROFESSIONAL LIABILITY • Market capacity unchanged • Quote where it fits the appetite MANAGEMENT LIABILITY • Hardening Market • Growing EPL opportunities within the restaurant/ hospitality space PUBLIC ENTITY • Reduced capacity • Target specific brokerages